UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2010

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 W. Huntington Drive, Suite 202
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Long-Term Compensation Program.  On July 22, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of AeroVironment, Inc. (the “Company”) approved a long-term compensation program and initial awards under such program to the executive officers of the Company.  The program is intended to reward the achievement of specific financial objectives over a three-year performance cycle.  Under this program, certain employees, including the Company’s executive officers, are eligible to receive an award at the end of the three-year performance period based on the achievement of the financial objectives.  The awards under the program will be granted under the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) and are intended to be qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

For each performance period under the program, the Compensation Committee will determine a goal bonus amount for each participant receiving an award and financial objectives.  A minimum achievement level of 80% relative to each financial objective must be met in order for any award to be paid.  A participant’s final award amount will be determined based on the highest performance relative to any of the financial goals and will be determined based on a sliding scale between achievement levels as follows:

Highest Level of Achievement Relative to Any Financial Objective	Final Award Value
80% Achievement	50% of the Goal Bonus Amount

100% Achievement	100% of the Goal Bonus Amount

150% Achievement	200% of the Goal Bonus Amount

In no event will a participant receive more than 200% of his or her goal bonus amount.  The Compensation Committee is authorized, in its sole discretion, to reduce or eliminate (but not increase) a participant’s final award value based on such external factors (whether objective or subjective) as the Compensation Committee deems appropriate.  Each participant’s goal bonus amount assumes that he or she will be employed on a full-time basis throughout the performance period.  A participant’s goal bonus amount will be prorated to the extent such participant is working on a part-time basis for any portion of the performance period.

Following the completion of a three-year performance period, the Compensation Committee will certify the Company’s and the relevant business unit’s performance relative to the financial objectives for such performance period.  Based on performance relative to the financial objectives, each participant will receive his or her final award.  The awards will be paid as follows:  50% will be paid in cash as soon as practicable following the Compensation Committee’s certification of performance relative to the applicable financial objectives (the “Certification Date”).  The remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the Company’s common stock on the Certification Date.  The restricted stock units will vest in two equal tranches on the first and second anniversaries of the Certification Date.  The restricted stock units may be settled in cash or in shares of Company common stock, in the discretion of the Compensation Committee.  In the event a participant’s employment terminates before the end of a performance period or prior to the payment and/or vesting of the cash portion of the award or the restricted stock units, the award and the restricted stock units will be forfeited.

The program is intended to be an ongoing program under which the Compensation Committee will grant new long-term compensation awards each year.  However, the Compensation Committee is not obligated to grant awards under the program each year, and it may grant awards in any given year with terms that vary from those set forth above in any respect, including, among other things, the performance objectives, the aggregate award values and the performance period.  All determinations, interpretations and assumptions relating to the vesting and the calculation of the awards under the program will be made by the Compensation Committee.

The description of the long-term compensation awards under the 2006 Plan contained in this Item 5.02 is qualified in its entirety by reference to the full text of the 2006 Plan and the form of award agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Awards Under the Program for the FY2011-FY2013 Performance Period.  Also on July 22, 2010, the Compensation Committee granted awards under the long-term compensation program for the initial three-year performance period, which will run from the beginning of the Company’s 2011 fiscal year through the end of the Company’s 2013 fiscal year (the “FY2011-FY2013 Performance Period”) and established the revenue and operating profits objectives, reflecting aggressive compounded growth targets, for such FY2011-FY2013 Performance Period.

Set forth below is a list of the executive officers who were granted long-term compensation awards under the program for the FY2011-FY2013 Performance Period and the goal bonus amount of each such award.  The terms of these awards are consistent with the terms of the program described above.   Each award will be evidenced by an award agreement substantially in the form attached hereto as Exhibit 10.1.

Name	Title	Goal Bonus Amount ($)
Timothy E. Conver	Chairman, President & Chief Executive Officer	486,678
Jikun Kim	Senior Vice President and Chief Financial Officer	172,000
Tom Herring	Senior Vice President and General Manager, Unmanned Aircraft Systems	195,000
Michael Bissonette	Senior Vice President and General Manager, Efficient Energy Systems	195,000
Cathleen Cline	Senior Vice President, Administration	138,000

Awards Under the Program for the FY2011-FY2012 Performance Period.  Also on July 22, 2010, the Compensation Committee granted awards under the long-term compensation program for a special, transitional two-year performance period, which will run from the beginning of the Company’s 2011 fiscal year through the end of the Company’s 2012 fiscal year (the “FY2011-FY2012 Performance Period”), and established revenue and operating profits objectives, reflecting aggressive compounded growth targets, for such FY2011-FY2012 Performance Period.  These transitional awards are intended to be a one-time event and the terms of such awards will be identical to the terms of the program described above, except that the final awards will be determined at the end of the two-year performance period and will be paid on the schedule described above starting from such date.

The Compensation Committee granted awards for the FY2011-FY2012 Performance Period to the same executive officers, with the same Goal Bonus Amounts as listed above for the FY2011-FY2013 Performance Period.  The terms of these awards are consistent with the terms of the program described above.   Each award will be evidenced by an award agreement substantially in the form attached hereto as Exhibit 10.1.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Long-Term Compensation Award Grant Notice and Long-Term Compensation Award Agreement under the AeroVironment, Inc. 2006 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2010	AEROVIRONMENT, INC.

	By:	/s/ Timothy E. Conver
Timothy E. Conver
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Long-Term Compensation Award Grant Notice and Long-Term Compensation Award Agreement under the AeroVironment, Inc. 2006 Equity Incentive Plan.